UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 20, 2021

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Hany Massarany as Director

On May 20, 2021, the Board of Directors (the “Board”) of Accelerate Diagnostics, Inc. (the “Company”) elected Hany Massarany as a member of the Board, effective immediately. Mr. Massarany has been appointed to the Nominating and Governance Committee and the Compensation Committee of the Board.

There is no arrangement or understanding between Mr. Massarany and any other person pursuant to which he was selected as a director, and Mr. Massarany does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Massarany will receive the same compensation as the Company’s other non-employee directors as generally described under “Executive Compensation—Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2021.

Equity Award Grants

On May 20, 2021, the Compensation Committee of the Board granted the following restricted stock units and performance stock units to Jack Phillips, the Company’ President and Chief Executive Officer, under the Accelerate Diagnostics, Inc. 2012 Omnibus Equity Incentive Plan.

Name	Restricted Stock Units (1)	Performance Stock Units (2)
Jack Phillips, President and Chief Executive Officer	206,597	103,299

(1) The restricted stock units vest monthly in 12 equal amounts starting January 13, 2023. Upon vesting, Mr. Phillips will receive a number of shares of common stock equal to the number of restricted stock units that have vested.

(2) The performance stock units will vest in whole upon the Company’s achievement of certain annual revenue and operational milestone targets no later than the end of 2023. If such targets are not achieved by the end of 2023, the performance stock units will forfeit. Each vested performance stock unit will be settled in one share of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: May 25, 2021
/s/ Steve Reichling
Steve Reichling
Chief Financial Officer